--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the First Quarter Report of The Europe Fund, Inc. On March 31, 1997, the end of the period under review, the Fund had net assets of $191.6 million. This represents a net asset value per share of $19.04, a rise of 122.9% from its initial value on May 3, 1990, after taking into account underwriting discounts, commissions, offering expenses and assuming reinvestment of dividends. This compares with a 117.9% increase in the MSCI Europe (US$) Index over the same time period. At the end of the period under review, The Europe Fund, Inc. was quoted at $15.25 per share on the New York Stock Exchange, which represents a 19.91% discount to the Fund's net asset value per share and a rise of 65.6% from its initial value on May 3, 1990, assuming reinvestment of dividends.

  We also enclose an investment review and European market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

                    [SIG]                               [SIG]
          Anthony M. Solomon                     J. Loughlin Callahan
        Chairman of the Board                  President and Treasurer

INVESTMENT REVIEW

  During the first quarter of 1997, your Fund experienced a rise in net asset value of 4.73% and a decrease in market value of 5.43%, which compared with an increase of 4.88% in the value of the MSCI Europe Index. These results are recorded in total return and dollar based terms, with net dividends reinvested.

  The economic background during the period remained difficult, with weak growth and subdued domestic demand. Economic statistics attracted particular attention ahead of the deadline for the Maastricht Ecomonic Monetary Union ("EMU") convergence criteria. Inflation targets appear likely to be met, with consumer price index levels continuing to fall (in February, to 1.7% in Germany, 2.4% in Italy and 2.5% in Spain). Budget deficit targets, however, will not be helped by the still subdued industrial production, a lack of improvement in industrial orders, continuing high unemployment, and few signs of improvement in business and consumer confidence. Governments aspiring to meet Maastricht criteria are therefore expected to have to rely upon low interest rates and weaker currencies to stimulate activity and confidence, while fiscal policy has remained highly restrictive. Within the markets, financials were generally strong, particularly banks in the core European markets, fueled by speculation over merger activity. Corporate restructuring continued to be a strong theme, driven primarily by speculation and a number of deals. Although growth companies continued to generally perform well, there were indications of the market becoming more selective as highly rated companies whose profits failed to meet expectations underperformed sharply.

ECONOMIC AND MARKET OUTLOOK

  Despite the fiscal restraint evident for EMU qualification, we believe industrial activity should show improved momentum, boosted by the interest rate declines of the last year, currency weakness and the end of the destocking process which has been holding back growth. Profitability should also be supported by a translation of the shareholder value rhetoric of recent times into material results and higher returns in the future. A key factor this year will be the prospects for, and structure of the EMU. Some volatility, particularly in the southern European markets, can be expected. In our view, the markets continue to underestimate the potential offered by deregulation (e.g., temporary employment, media), structural changes (e.g., outsourcing) and cultural changes in the corporate sector. With its emphasis upon stock selection, we expect the Fund to be well placed to benefit from the above trends at a time when economic growth in Europe is likely to be confined to certain specific sections of the economies.

  The performance (in U.S. dollars) of MSCI Indices for several European markets is listed below:

                                       MSCI MARKETS (RATES OF RETURN TO MARCH 31, 1997)
                                            % CHANGE WITH NET DIVIDENDS REINVESTED
------------------------------------------------------------------------------------------------------------------------------
                                        COUNTRY                                           12 MONTHS    3 MONTHS      1 MONTH
---------------------------------------------------------------------------------------  -----------  -----------  -----------
Austria................................................................................        -2.8%        -2.7%         1.1%
Belgium................................................................................        19.8          5.5          1.5
Denmark................................................................................        27.2          6.7          3.1
Finland................................................................................        45.9          5.8          0.6
France.................................................................................        18.4          5.9          3.1
Germany................................................................................        20.6         11.3          7.3
Italy..................................................................................        14.7          1.3          2.5
Netherlands............................................................................        27.4          5.7          2.4
Norway.................................................................................        28.9          3.4          3.0
Spain..................................................................................        30.4         -1.3          4.0
Sweden.................................................................................        33.6          6.7          4.7
Switzerland............................................................................         5.7         10.3          5.8
United Kingdom.........................................................................        28.7          1.2          1.1

SOURCE: MSCI PERSPECTIVES

PORTFOLIO SUMMARY

  During the three month period to March 31, 1997, the Fund purchased new holdings in Credito Italiano, Luxottica Group, Mediolanum, Roche Holdings and Unilever.

  The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of total equities held at March 31, 1997 are outlined below:

                                                    MSCI
                                      FUND      EUROPE INDEX
                                    ---------  ---------------
Austria...........................         --%          0.7%
Belgium...........................         --           2.1
Czech Republic....................        1.0            --
Denmark...........................        1.2           1.6
Finland...........................        0.6           1.2
France............................       16.1          12.4
Germany...........................       10.7          15.5
Ireland...........................        0.6           0.6
Italy.............................        6.5           5.3

                                                    MSCI
                                      FUND      EUROPE INDEX
                                    ---------  ---------------
Luxembourg........................        1.4%           --%
Netherlands.......................       11.0           8.5
Norway............................        3.2           1.0
Spain.............................        1.4           3.8
Sweden............................       11.5           4.5
Switzerland.......................       10.7          10.4
United Kingdom....................       24.1          32.4
                                    ---------         -----
                                        100.0%        100.0%
                                    ---------         -----
                                    ---------         -----

  The Fund's ten largest equity holdings at March 31, 1997 were:

TOTAL

  Total is one of the leading French oil companies. It has the highest reserve replacement ratio among its European peer group at over 200% and the second lowest finding cost ratio. Total has a strong balance sheet and we expect its production profile to increase by 70% by the year 2000 as a result of discoveries made in the Far East and Latin America. In view of the earnings outlook, we believe that the stock is attractively valued relative to its European peer group.

ROCHE HOLDINGS

  Roche is Switzerland's second largest pharmaceuticals group and is attractively valued, especially in relation to its U.S. peers. It has a very strong financial position, which should allow it to take part in the continuing consolidation of the pharmaceutical sector. There are a number of promising drugs in development (particularly in the cardiovascular, virology and obesity areas) and which should allow for sustainable high single-digit sales growth as new products take over from current drugs. In addition, diagnostics sales are expected to grow strongly over the next few years, with new opportunities in disease management. Roche has also recently acquired Tastemaster (a U.S. based manufacturer of flavors), which strengthens its fragrances and flavors division.

HAYS

  The group operates in the business services and distribution market. It has a strong position in its UK domestic market as well as enticing expansion opportunities abroad. A string of successful acquisitions has trebled the company's market value over the last seven years. We believe recent results indicate that above average growth may be expected in the medium-term.

BAYER

  Bayer is a diversified company, with businesses in chemicals, healthcare and imaging technology and remains a core holding within the pan-European chemicals sector. Management is very eager to embrace the concept of shareholder value and has continued in their restructuring efforts and extended incentive programs.

ABB

  Asea Brown Boveri Group (ABB), which is primarily involved in the provision of infrastructure services, divides its activities between more than 1,000 companies and is present in over 130 countries worldwide. The bulk of its business is related to the generation and subsequent distribution of power, while the remainder of its activities is spread among such diverse areas as transportation, robotics and financial services. Geographically, while predominately involved in Europe, ABB has, in recent years, sought to expand its activities in the Far East. ABB has been proactive in switching its manufacturing facilities from high cost countries towards lower cost countries and, in our opinion, is well placed to benefit from a recovery in infrastructure expenditure both in Europe and in lesser developed countries.

COMPAGNIE GENERALE DES EAUX

  Compagnie Generale des Eaux is a multi-industry company with principal activities in the water, energy, waste management, construction and property areas. The organization's expected strong increase in international service sales (primarily in the U.S. and U.K.), its industrial reorganization, as well as lower losses in the property and construction sectors, make the company an increasingly attractive investment.

RHOEN KLINIKUM

  The company operates two health care clinics, a neurological clinic, an addiction treatment center and a cardiovascular surgery unit. The cardiovascular surgery unit accounts for approximately 10% of heart operations in western Germany and has the lowest mortality rate in that country. The company's profitability is effectively underwritten by the inefficiency of its state run competitors. Rhoen operates within the same fee structure as public hospitals and, thus, any efficiencies achieved relative to its competitors result in improved margins.

  The state system has been brought under increased pressure by the process of reunification. This has provided a major opportunity for Rhoen Klinikum, which has moved quickly to establish itself in eastern Germany. We believe that the company is a well managed and rationalized provider of acute hospital services. We expect that its expanding range of services and geographical locations should provide solid earnings growth in the foreseeable future.

UNILEVER

  Unilever is one of the world's largest producers of consumer goods involved in the production of foods, drinks, detergents, and personal products. While trading conditions continue to remain difficult, the company is in the midst of a restructuring process under the leadership of a dynamic new management group. As part of the restructuring process, the company has recently decided to sell its specialty chemicals division, which may result in shareholder value.

ELF AQUITAINE

  Elf Aquitaine is an integrated oil company with chemicals, pharmaceuticals and beauty products interests. The company aims to break through a 12% return on equity target within the medium term (extending its current objective of reaching 10% by 1998), while accelerating growth in upstream production and specialty chemicals. Further cost cutting, disciplined capital allocation and management focus on shareholder value creation are central tenets of this strategy. The company continues to trade at a discount to the European oil sector average, but with a gross yield of 40% above that of the sector.

AUTOLIV

  Autoliv is an automotive component company operating in three core areas: seat belts, air bags and child safety. Following its merger with Morton International's automotive division in October 1996, the company is now the world's largest car safety company, with the broadest product range and widest geographic coverage. Considerable operational synergies in sales, purchasing, production, research and development may be possible as a result of the merger. The company's main opportunities are in the U.S. due to the merger with Morton, and in Germany, where it is not yet a major supplier to the German automotive sector. Both as a result of the merger, and through greater efficiencies in the manufacturing process, Autoliv should continue to be able to boost its margins in the coming years.

-----------------------------------------------
THE EUROPE FUND, INC.
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 1997 (UNAUDITED)

----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
COMMON STOCKS & WARRANTS -- 82.7%
                  CZECH REPUBLIC--0.9%
        50,000    +Central European Media Enterprises Ltd.
                    (Series A)...............................  $   1,662,500
                  --Consumer Goods
                                                               -------------
                                                                   1,662,500
                                                               -------------
                  DENMARK--1.0%
        37,516    Unidanmark (Series A)......................      2,012,737
                  --Banking
                                                               -------------
                                                                   2,012,737
                                                               -------------
                  FINLAND--0.5%
        50,000    Outokumpu Oy...............................        944,464
                  --Metals--Non Ferrous
                                                               -------------
                                                                     944,464
                                                               -------------
                  FRANCE--14.0%
        14,240    +Axime.....................................      1,688,718
                  --Electrical & Electronics
        23,000    BIC........................................      3,501,603
                  --Recreation & Other Consumer Goods
        28,600    But........................................      1,604,167
                  --Services
        16,955    Cipe France................................      2,122,394
                  --Business & Public Services
        32,808    Compagnie Generale des Eaux................      4,469,038
                  --Business & Public Services
        40,000    Elf Aquitaine..............................      4,109,687
                  --Energy Sources
         8,000    Pinault Printemps Redoute..................      3,447,293
                  --Merchandising
             2    Sligos.....................................            277
                  --Computer Services
        67,745    Total (Class B)............................      5,873,405
                  --Energy Sources
                                                               -------------
                                                                  26,816,582
                                                               -------------
                  GERMANY--5.2%
        89,841    BASF.......................................      3,392,868
                  --Chemicals
       112,000    Bayer......................................      4,659,393
                  --Chemicals

----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
        33,769    Bayerische Hypotheken Und Wechsel Bank.....  $   1,180,154
                  --Banking
        16,000    +Bayerische Hypotheken Und Wechsel Bank
                    Warrants (a).............................        743,316
                  --Banking
                                                               -------------
                                                                   9,975,731
                                                               -------------
                  IRELAND--0.6%
       107,970    Bank of Ireland............................      1,079,291
                  --Banking
                                                               -------------
                                                                   1,079,291
                                                               -------------
                  ITALY--5.6%
     2,000,000    +Credito Italiano Call Warrants (b)........        775,510
                  --Banking
       560,000    Ente Nazionale Idrocarburi.................      2,905,882
                  --Oil Refining & Marketing
        69,000    Industrie Natuzzi (ADR)....................      1,647,375
                  --Appliances & Household Durables
        50,000    Luxottica Group (ADR)......................      2,656,250
                  --Health & Personal Care
       319,000    +Mediolanum................................      2,843,427
                  --Insurance
                                                               -------------
                                                                  10,828,444
                                                               -------------
                  LUXEMBOURG--1.2%
        12,000    Safra Republic Holdings....................      2,334,000
                  --Banking
                                                               -------------
                                                                   2,334,000
                                                               -------------
                  NETHERLANDS--9.5%
        34,600    Aalberts Industries........................        793,451
                  --Capital Equipment
       150,000    Elsevier...................................      2,439,870
                  --Broadcasting & Publishing
        15,500    Gucci Group (NY Registered)................      1,117,938
                  --Consumer Goods
        93,377    ING Groep..................................      3,680,103
                  --Financial Services
        15,067    Nutricia Ver Bedrj.........................      2,330,238
                  --Food & Household Products

----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
        21,300    Unilever...................................  $   4,162,082
                  --Consumer Goods
       180,000    Ver Ned Uitgevers Bezit....................      3,705,402
                  --Broadcasting & Publishing
                                                               -------------
                                                                  18,229,084
                                                               -------------
                  NORWAY--2.8%
       810,000    Christiania Bank Kreditkasse...............      2,983,132
                  --Banking
        39,500    Fokus Bank.................................        347,221
                  --Finance
       100,000    Schibsted..................................      2,030,888
                  --Broadcasting & Publishing
                                                               -------------
                                                                   5,361,241
                                                               -------------
                  SPAIN--1.2%
            17    +A.B. Capital Fund*........................        370,323
                  --Business & Public Services
         7,100    Acerinox...................................      1,000,473
                  --Materials
       350,000    +Sotogrande................................        884,137
                  --Finance
                                                               -------------
                                                                   2,254,933
                                                               -------------
                  SWEDEN--10.0%
        41,000    ABB (Series B).............................      4,648,637
                  --Electrical & Electronics
        90,000    Autoliv....................................      3,889,354
                  --Electrical & Electronics
       100,000    Avesta Sheffield...........................      1,082,036
                  --Metals-Steel
        18,000    Elekta (Series B)..........................        592,663
                  --Electrical & Electronics
         4,500    Elekta (Series B) New......................        145,776
                  --Electrical & Electronics
         6,480    Hennes & Mauritz...........................        868,061
                  --Merchandising
        70,000    Hoganas (Series B).........................      2,221,160
                  --Machinery & Engineering
        68,169    Securitas (Series B).......................      1,954,900
                  --Health & Personal Care
       120,000    Svedala Industri...........................      2,341,976
                  --Machinery & Engineering
        80,000    Svenska Stal (Series B)....................      1,460,416
                  --Metals-Non Ferrous
                                                               -------------
                                                                  19,204,979
                                                               -------------
                  SWITZERLAND--9.3%
         3,376    Adecco.....................................      1,099,544
                  --Services
----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
         1,310    Baloise Holding Ltd. (Registered)..........  $   2,674,583
                  --Insurance
           560    Bobst (Bearer).............................        826,389
                  --Machinery & Engineering
         2,688    Novartis (Registered)......................      3,333,867
                  --Health & Personal Care
           600    Roche Holdings.............................      5,185,417
                  --Health & Personal Care
         3,000    SMH (Bearer)...............................      1,666,667
                  --Consumer Goods
         2,100    +Stratec Holding (Series B) (Registered)...      2,945,833
                  --Medical Supplies
                                                               -------------
                                                                  17,732,300
                                                               -------------
                  UNITED KINGDOM--20.9%
       512,000    Amvesco (Ordinary).........................      2,886,249
                  --Financial Services
       265,000    Bemrose Corp. (Ordinary)...................      1,894,545
                  --Forest Products & Paper Materials
       415,809    Birkby (Ordinary)..........................      1,349,680
                  --Real Estate
       250,000    British Airport Authority (Ordinary).......      2,111,897
                  --Business & Public Services
       700,620    British Biotechnology Group (Ordinary).....      2,890,187
                  --Health & Personal Care
       200,000    GKN (Ordinary).............................      3,288,643
                  --Machinery & Engineering
       250,000    Great Universal Store (Ordinary)...........      2,742,591
                  --Merchandising
       666,666    Halma (Ordinary)...........................      1,950,285
                  --Machinery & Engineering
       550,000    Hays (Ordinary)............................      4,926,391
                  --Business & Public Services
       501,163    +LucasVarity (Ordinary)....................      1,614,376
                  --Machinery & Engineering
       380,000    Marks & Spencer (Ordinary).................      3,044,584
                  --Merchandising
       100,000    Reuters Holdings (Ordinary)................      1,017,326
                  --Business & Public Services
        85,000    Schroders (Ordinary).......................      2,207,220
                  --Finance
       195,000    Serco Group (Ordinary).....................      2,201,715
                  --Business & Public Services

----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
       200,000    United News & Media (Ordinary).............  $   2,478,398
                  --Broadcasting & Publishing
       200,000    Vendome Luxury Group (Units)...............      1,676,370
                  --Merchandising
       220,000    Wolseley (Ordinary)........................      1,777,117
                  --Building Materials & Components
                                                               -------------
                                                                  40,057,574
                                                               -------------
                  Total Common Stocks & Warrants
                    (cost--$115,315,195).....................    158,493,860
                                                               -------------
PREFERRED STOCKS -- 4.1%
                  GERMANY--4.1%
        17,363    Marschollek, Lautenschlaeger Und Partner
                    (Non-Voting).............................      3,642,879
                  --Financial Services
        35,412    Rhoen Klinikum (Non-Voting)................      4,245,534
                  --Health & Personal Care
                                                               -------------
                                                                   7,888,413
                                                               -------------
                  Total Preferred Stocks
                    (cost--$3,335,797).......................      7,888,413
                                                               -------------

----------------------------------------------------------------------------
     FACE                                                         MARKET
    AMOUNT                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
CONVERTIBLE BONDS -- 1.1%
                  FINLAND--0.5%
 FIM 4,550,000    Lansivoima, 7.425% due 3/29/01.............  $     988,151
                  --Utilities--Electric & Gas
                                                               -------------
                                                                     988,151
                                                               -------------
                  FRANCE--0.6%
 FF  5,331,730    Virbac, 5% due 1/01/01.....................      1,126,317
                  --Health & Personal Care
                                                               -------------
                                                                   1,126,317
                                                               -------------
                  Total Convertible Bonds
                    (cost--$1,897,753).......................      2,114,468
                                                               -------------
OTHER INVESTMENT -- 0.2%
                  UNITED KINGDOM--0.2%
 L     215,016    Carlton Communications
                    Loan Note Certificates,
                    2.256% due 1/31/99
                  --Business & Public Services
                    (cost--$318,331).........................        353,379
                                                               -------------
                  Total Investments--88.1%
                    (cost--$120,867,076) (c).................    168,850,120
                  Unrealized Depreciation on Foreign Currency
                    Exchange Contracts-- (0.1)% (d)..........       (131,050)
                  Other Assets in Excess of
                    Liabilities--12.0%.......................     22,906,047
                                                               -------------
                  Net Assets--100.0%.........................  $ 191,625,117
                                                               -------------
                                                               -------------

------------------------------

 +  Non-income producing security.

ADR American Depository Receipt

 * Investment in restricted security with an aggregate value of $370,323, representing 0.19% of net assets at March 31, 1997. The investment was acquired on October 22, 1990 and September 5, 1991 for $759,153.

(a) The warrants enable the holder to subscribe to one ordinary share for every one warrant held at DM 433 per share until June 15, 1999.

(b) The warrants enable the holder to subscribe to one ordinary share for every one warrant held at ITL 1705 per share until November 30, 1997.

(c) The United States Federal income tax basis of the Fund's investments at March 31, 1997 was $120,867,076 and, accordingly, net unrealized appreciation for United States Federal income tax purposes was $47,983,044 (gross unrealized appreciation--$50,101,276; gross unrealized depreciation--$2,118,232).

(d) Foreign  Currency  Exchange  Contracts   as  of  March   31,  1997  are   as
    follows:

                                                                   Net
            Contracts       In                                  Unrealized
               to        Exchange     Settlement               Appreciation
  Sales      Deliver        For          Date         Value    (Depreciation)
---------------------------------------------------------------------------
---------------------------------------------------------------------------

DEM         3,764,095    $2,224,642       4/1/97    $2,256,381  ($  31,739)
GBP         2,868,250    4,631,937        4/2/97    4,713,969      (82,032)
GBP           635,270    1,026,787        4/3/97    1,044,066      (17,279)
                        -----------                 ---------  ------------
                         $7,883,366                 $8,014,416  ($ 131,050)
                        -----------                 ---------  ------------
                        -----------                 ---------  ------------

         -------------------------------------------------------------

DIRECTORS AND OFFICERS

     ANTHONY M. SOLOMON, Chairman of the Board and Director
     GEORGE F. BENNETT, Director
*    SIR ARTHUR BRYAN, Director
     PETER STORMONTH DARLING, Director
     LEON N. LEVY, Director
*    J. MURRAY LOGAN, Director
*    JAMES S. MARTIN, Director
     FRANCOIS-XAVIER ORTOLI, Director
     J. LOUGHLIN CALLAHAN, President and Treasurer
     STEVEN W. GOLANN, Vice President
     RITA J. KLEINMAN, Secretary
     THADDEA M. FELDMAN, Assistant Secretary
     AMANDA J. MARSH, Assistant Secretary

* Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

                ------------------------------------------------

EXECUTIVE OFFICES--
780 Third Avenue
New York, New York 10017
(For latest net asset value and requests for Fund Reports, please call 1 (800) 543-6217 or (609) 282-4600.)
INVESTMENT MANAGER--
Mercury Asset Management International Channel Islands Ltd.
Forum House
Grenville Street
St. Helier, Jersey
Channel Islands
INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England
ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, New Jersey 08543-9095
CUSTODIAN--
The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium
TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286
LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

                ------------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                  -------------------------------------------

THE FUND

  The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Mercury Asset Management International Channel Islands Ltd., relying on investment advice from Mercury Asset Management International Ltd. (Regulated by IMRO.)

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Weekly comparative net asset value (NAV) and market price information about the Fund's shares are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES and other newspapers in a table called "Closed End Funds," and are also available on Reuters under "MAMINDEX."

  Shareholders interested in receiving the quarterly newsletter entitled "Closed End Fund Focus" should call 1-800-543-6217 or 1-212-888-6941 and request to be placed on the mailing list or send a request by mail to the Fund's address.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN-SUMMARY

  An automatic Distribution Reinvestment and Cash Purchase Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 524-4458.

  All shareholders are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, your nominee may have elected to receive distributions in cash on your behalf, and if you wish to participate, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name, which will enable you to participate in the Plan.

TRANSFER AGENT:
The Bank of New York
Telephone Inquiries: 1-800-432-8224

Address Shareholder Inquiries To:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286

Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

                                     [LOGO]
                             THE EUROPE FUND, INC.
                                QUARTERLY REPORT
                                 MARCH 31, 1997